Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
February 28, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.2959%


Excess Protection Level
3 Month Average   5.85%
February, 1999   5.89%
January, 1999   5.64%
December, 1998   6.03%


Cash Yield17.84%


Investor Charge Offs 5.13%


Base Rate 6.82%


Over 35 Day Delinquency 5.38%


Seller's Interest 9.80%


Total Payment Rate13.67%


Total Principal Balance$40,800,539,305.60


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$3,998,619,787.11